THE ROYAL BANK OF SCOTLAND PLC

By: Greenwich Capital Markets, Inc., its agent

By: /s/ Deborah Pfeifer
Name: Deborah Pfeifer
Title: Vice President

Confirmed as of the date above;

THORNBURG MORTGAGE SECURITIES TRUST 2006-4

By: Wells Fargo Bank, N.A., not individually but solely as
Securities Administrator under the Trust Agreement on behalf of
THORNBURG MORTGAGE SECURITIES TRUST 2006-4

By: /s/ Stacey M. Taylor
Name: Stacey M. Taylor
Title: Vice President

The Royal Bank of Scotland
Financial Markets
280 Bishopsgate
London EC2M 4RB

Memorandum

August 10, 2006

To	Thornburg Mortgage Securities Trust 2006-4
Address	Wells Fargo Bank, N.A. (the "**Securities Administrator**") P.O. Box 98 Columbia, Maryland 21046 Attention: Thornburg 2006-4 Fax: (410) 715-2380 or for overnight delivery, 9062 Old Annapolis Road Columbia, Maryland 21045
CC:	Greenwich Capital Markets, Inc.
Address	600 Steamboat Road Greenwich, CT 06830
Attention	Liz Stotler Tel: (203) 618-2576 Fax: (203) 618-2580
From:	The Royal Bank of Scotland plc
Address	280 Bishopsgate London EC2M 4RB
Attention	Legal Department – Derivatives Documentation Telephone: (203) 618-2531/2532 Facsimile: (203) 618-2533/2534
Reference Numbers	IRG16057548.2A

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Thornburg Mortgage Securities Trust 2006-4 and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a "**party**" and together "**the parties**") on the Trade Date

specified below (the "**Transaction**"). This letter agreement constitutes a "**Confirmation**" as referred to in the Form Master Agreement (as defined below). In this Confirmation, "**Party A**" means The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. ("**RBS**"), and "**Party B**" means Thornburg Mortgage Securities Trust 2006-4. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "**Definitions**"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that trust agreement among Structured Asset Securities Corporation, as depositor, Thornburg Mortgage Home Loans, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilmington Trust Company as Delaware trustee and LaSalle Bank National Association, as trustee and custodian dated as of July 1, 2006 (the "**Trust Agreement**").

This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "**Form Master Agreement**"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) **Non-Reliance**

Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(b) **Evaluation and Understanding**

It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(c) **Status of Parties**

The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the aggregate Class Principal Amount of the Class A-1 Certificates (the "**Certificates**") as of the immediately prior Distribution Date (after giving effect to distributions on such Certificates on such Distribution Date). The Securities Administrator shall make available on the first day of each Calculation Period via its website a statement containing the relevant aggregate Class Principal Amount of the Class A-1 Certificates. Party A shall rely conclusively upon such statement of aggregate Class Principal Amount of the Class A-1 Certificates made available on the Securities Administrator's website and Party A shall not incur any liability or penalty whatsoever with respect to any calculation or payment made in reliance on such statement. The Securities Administrator's internet website shall initially be located at http://www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at (301) 815-6600.
Trade Date:	August 3, 2006
Effective Date:	August 10, 2006
Termination Date:	July 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:	
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Date:	August 10, 2006
Fixed Amount:	USD 1,600,000
Floating Amounts:	
Floating Rate Payer:	Party A
Cap Rate:	The excess of (i) the product of the Net WAC with respect to Mortgage Loan Group 1 as of the first day of the related Due Period (or, in the case of the first Distribution Date, the Cut-off Date) multiplied by 30 divided by the actual number of days in the Accrual Period, over (ii) the Class A-1 Margin.

	The Securities Administrator shall make available on the first day of each Calculation Period via its website a statement containing the relevant Net WAC of the Mortgage Loans in Group 1. Party A shall rely conclusively upon such statement of such Net WAC made available on the Securities Administrator's website and Party A shall not incur any liability or penalty whatsoever with respect to any calculation or payment made in reliance on such statement.
	For the purposes of this Transaction:
	"**Class A-1 Margin**" means 0.13%
Floating Rate Payer Period End Dates:	Monthly on the 25th of each month, commencing August 25, 2006, through and including the Termination Date, subject to the Following Business Day Convention.
Floating Rate Payer Payment Dates	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one (1) Business Day prior to each Floating Rate Payer Period End Date.
Floating Rate for Initial Calculation Period:	To be determined.
Floating Rate Option:	USD-LIBOR-BBA.
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Business Days:	New York
Calculation Agent:	Party A; *provided, however*, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

Form Master Agreement

(a) "**Specified Entity**" means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b) "**Specified Entity**" means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c) "**Specified Transaction**" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(d) The "**Cross Default**" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(e) The "**Credit Event Upon Merger**" provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

(f) The "**Automatic Early Termination**" provision of Section 6(a) will not apply to Party A or to Party B.

(g) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(h) The phrase "**Termination Currency**" means United States Dollars.

(i) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

Recording of Conversations

Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents.

Credit Support Document

In relation to Party A:	Not Applicable.
In relation to Party B:	Not Applicable.

Credit Support Provider

In relation to Party A:	Not Applicable.
In relation to Party B:	Not Applicable.

Account Details

Account for payments to Party A:

USD
For the account of The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations, London SWIFT RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33 Account Number 400930153/ABA 021000021

Account for payments to Party B:

Wells Fargo Bank, NA
ABA 121-000-248
Account Number: 3970771416
Account Name: Corporate Trust Clearing
FFC: 50934702, Thornburg 2006-4 Yield Maintenance Account

Offices

The Office of Party A for this Transaction is:

London

The Office of Party B for this Transaction is:

Columbia, Maryland

Additional Provisions

Fully-Paid Transactions

Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party.

Waiver of Right to Trial by Jury

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

Eligible Contract Participant

Each party represents to the other party that it is an "**eligible contract participant**" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

Notice by Facsimile Transmission

Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words "*;provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine)*".

Offices

The provisions of Section 10(a) will apply to this Agreement.

Multibranch Party

For purposes of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party; and (b) Party B is not a Multibranch Party.

Other provisions

(a) Addresses for notices. As set forth on page 1 hereof.

(b) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

(c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

(d) Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Confirmation	Upon the execution and delivery of this Confirmation	Yes
Party A	W-8 BEN, with Parts I, II and IV completed	Upon the execution and delivery of this Confirmation and every 3 years thereafter upon request by Party B	No
Party A	The Agency Agreement between Greenwich Capital Markets, Inc. and the Royal Bank of Scotland plc dated as of December 8, 2000 as amended by the First Amendment Agreement dated as of February 24, 2005	Upon the execution and delivery of this Confirmation	Yes

(e) **Limitation of Liability**

It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Wells Fargo Bank, N.A. ("**Wells**"), not individually or personally but solely as the Securities Administrator under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein are made on the part of Party B are made and intended not as personal representations, undertakings and agreements by Wells but are made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this letter agreement.

(f) This letter agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(g) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "**Act**"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(h) Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

(i) Notwithstanding any provision of this Confirmation or the Form Master Agreement or any other existing or future agreement and subject to clause (j) below, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.

(j) The parties hereto hereby agree that, for the avoidance of doubt, the mere exercise by Thornburg Mortgage, Inc. of its Optional Securities Purchase Right under Section 6.06 of the Trust Agreement to acquire all of the Certificates shall not affect the operation of this Transaction so long as the Certificates continue to be outstanding.

(k) If (A) Structured Asset Securities Corporation., as depositor (the "**Depositor**") under the Trust Agreement still has a reporting obligation with respect to this Transaction pursuant to the Securities Exchange Act of 1934, as amended (the "**1934 Act**"), and (B) Party A has not, within 30 days after receipt of a Cap Disclosure Request, complied with the provisions set forth in paragraph (l) below (provided that if the significance percentage increases to

10% or 20% (as the case may be) after a Cap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in paragraph (l) within 10 days of Party A being informed of the significance percentage reaching 10% or 20%), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(l) **Compliance with Regulation AB**

(i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under the 1934 Act, the Depositor is required under Regulation AB under the Securities Act of 1933, as amended, and the 1934 Act ("**Regulation AB**"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement (as such term is used in Regulation AB) and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) Subject to the provisions of clause (iii) below, and so long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 8 percent, then the Depositor may request on such date of determination from Party A the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact increased to 10 percent (such request, a "**Cap Disclosure Request**" and such requested information, subject to the last sentence of this paragraph, is the "**Cap Financial Disclosure**"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the Cap Disclosure Request, provided that such determination of the significance percentage shall be in the Depositor's sole discretion, exercised reasonably and in good faith. The parties hereto further agree that the Cap Financial Disclosure provided to meet a Cap Disclosure Request under this subsection (b) may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

(iii) So long as there are reporting obligations with respect to this Transaction under the 1934 Act, if the Depositor determines, reasonably and in good faith, in its sole discretion, that the significance percentage of this Agreement has increased to 18.5 percent, then the Depositor may make a Cap Disclosure Request to Party A on such date of determination for Cap Financial Disclosure that would have been required if the significance percentage had in fact increased to 20 percent (and, accordingly, consists of the information set forth in Item 1115(b)(2) of Regulation AB). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the Cap Disclosure Request, provided that such

determination of the significance percentage shall be in the Depositor's sole discretion, exercised reasonably and in good faith.

(iv) Upon the occurrence of a Cap Disclosure Request, Party A, at its own expense, shall (A) provide the Depositor with the Cap Financial Disclosure, (B) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Cap Financial Disclosure or (C) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the Depositor with the Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Cap Financial Disclosure. If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the 1934 Act.

"**Rating Agency Confirmation**" means, with respect to any proposed act or omission to act hereunder that the party acting or failing to act must consult with each rating agency then providing a rating of the Certificates and receive from each such rating agency a prior written confirmation that the proposed inaction or action would not cause a downgrade or withdrawal of the then-current ratings of the Certificates.

(v) The parties agree that the Depositor and Thornburg Mortgage Home Loans, Inc. in its capacity as sponsor, are third-party beneficiaries to Party A's undertakings under this paragraph (l).

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